Exhibit 99.1

Press Release

INVESTOR RELATIONS CONTACT:	William McDowell
215-761-4198
william.mcdowell2@cigna.com

MEDIA CONTACT:	Ellie Polack
860-902-4906
elinor.polack@cigna.com

Cigna Corporation Announces Early Results of Exchange Offers and Consent Solicitations for Senior Notes

BLOOMFIELD, Conn., October 10, 2019 - Cigna Corporation (NYSE: CI) (“Cigna”) today announced the early results of its previously announced (1) offers to Eligible Holders (as defined below) to exchange (the “Exchange Offers”) any and all of certain outstanding notes (collectively, the “Existing Notes”) issued by Cigna’s wholly-owned subsidiaries: Cigna Holding Company, a Delaware corporation, Express Scripts Holding Company, a Delaware corporation, and Medco Health Solutions, Inc., a Delaware corporation (collectively, the “Subsidiary Issuers”) for (i) new senior notes to be issued by Cigna (collectively, the “New Cigna Notes”) and (ii) cash, and (2) solicitations of Eligible Holders of each series of Existing Notes to consent to Proposed Amendments (as defined below) to the indentures governing such Existing Notes (the “Consent Solicitations”).

The following table sets forth a summary of tenders and consents validly received and not withdrawn as of 5:00 p.m., New York City time on October 9, 2019 (the “Early Tender Date”), according to D.F. King & Co, Inc., the exchange agent and information agent for the Exchange Offers and Consent Solicitations:

Title of Series of Existing Notes	CUSIP Number	Issuer	Aggregate Principal Amount Outstanding	Principal Amount of Existing Notes Tendered at or prior to the Early Tender Date and New Cigna Notes to be Delivered in Exchange Therefore(1)	Percentage of Existing Notes Tendered
4.500% Notes due 2021	125509BP3	Cigna Holding Company	$300,000,000	$214,833,000	71.61%
4.000% Notes due 2022	125509BS7	Cigna Holding Company	$750,000,000	$544,728,000	72.63%
8.30% Notes due 2023	125509AG4	Cigna Holding Company	$16,860,000	$3,077,000	18.25%
7.65% Notes due 2023	125509AH2	Cigna Holding Company	$100,000,000	$40,289,000	40.29%
3.250% Notes due 2025	125509BU2	Cigna Holding Company	$900,000,000	$756,761,000	84.08%
7.875% Debentures due 2027	125509AZ2	Cigna Holding Company	$259,483,000	$178,804,000	68.91%
3.050% Notes due 2027	125509BV0	Cigna Holding Company	$600,000,000	$547,120,000	91.19%
8.30% Step-Down Notes due 2033	125509BE8	Cigna Holding Company	$45,354,000	$31,882,000	70.30%
6.150% Notes due 2036	125509BH1	Cigna Holding Company	$190,498,000	$175,076,000	91.90%
5.875% Notes due 2041	125509BQ1	Cigna Holding Company	$120,523,000	$91,102,000	75.59%
5.375% Notes due 2042	125509BT5	Cigna Holding Company	$317,282,000	$295,860,000	93.25%

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3.875% Notes due 2047	125509BW8	Cigna Holding Company	$1,000,000,000	$964,658,000	96.47%
3.300% Senior Notes due 2021	30219GAL2	Express Scripts Holding Company	$500,000,000	$386,240,000	77.25%
4.750% Senior Notes due 2021	30219GAE8	Express Scripts Holding Company	$1,250,000,000	$909,504,000	72.76%
3.900% Senior Notes due 2022	30219GAF5	Express Scripts Holding Company	$1,000,000,000	$771,699,000	77.17%
3.050% Senior Notes due 2022	30219GAT5	Express Scripts Holding Company	$500,000,000	$424,807,000	84.96%
3.000% Senior Notes due 2023	30219GAQ1	Express Scripts Holding Company	$1,000,000,000	$849,224,000	84.92%
3.50% Senior Notes due 2024	30219GAK4	Express Scripts Holding Company	$1,000,000,000	$713,257,000	71.33%
4.500% Senior Notes due 2026	30219GAM0	Express Scripts Holding Company	$1,500,000,000	$1,232,326,000	82.16%
3.400% Senior Notes due 2027	30219GAN8	Express Scripts Holding Company	$1,500,000,000	$1,318,547,000	87.90%
6.125% Senior Notes due 2041	30219GAG3	Express Scripts Holding Company	$448,668,000	$417,008,000	92.94%
4.800% Senior Notes due 2046	30219GAP3	Express Scripts Holding Company	$1,500,000,000	$1,405,394,000	93.69%
4.125% Senior Notes due 2020	58405UAG7	Medco Health Solutions, Inc.	$500,000,000	$348,886,000	69.78%

(1) Cigna also will pay $1.00 of cash consideration for each $1,000 principal amount of Existing Notes tendered at or prior to the Early Tender Date and accepted for exchange, or approximately $12,621,082 in the aggregate.

Cigna currently expects to elect to have an early settlement (such date, the “Early Settlement Date”) on October 11, 2019.

Other than with respect to the 8.30% Notes due 2023 and the 7.65% Notes due 2023, Cigna has received the requisite consents from the holders of the Existing Notes to amend each of the indentures governing the Existing Notes to eliminate certain of the covenants, restrictive provisions, reporting requirements, events of default and related provisions therein (the “Proposed Amendments”), subject to the terms and conditions set forth in the offering memorandum and consent solicitation statement, dated as of September 26, 2019 (the “Offering Memorandum and Consent Solicitation Statement”). On the Early Settlement Date, the applicable Subsidiary Issuer and the applicable trustee for each series of Existing Notes (other than the trustee for the 8.30% Notes due 2023 and the 7.65% Notes due 2023) will enter into supplemental indenture(s) that will give effect to the Proposed Amendments to each series of Existing Notes (other than the 8.30% Notes due 2023 and the 7.65% Notes due 2023) and the Proposed Amendments will become operative. Cigna will accept for exchange all of the 8.30% Notes due 2023 and the 7.65% Notes due 2023 that have been tendered prior to the Early Tender Date in the Exchange Offers on the Early Settlement Date, thereby waiving the condition that the Exchange Offers for these two series of notes are conditioned on the completion of the Consent Solicitations for these two series of notes.

Notwithstanding the expected Early Settlement Date on October 11, 2019, Eligible Holders who did not tender at or prior to the Early Tender Date may still tender Existing Notes in the Exchange Offers until to 5:00 p.m., New York City time, on November 4, 2019 (the “Expiration Date”), unless the Exchange Offers are extended or terminated by Cigna. Any tenders after the Early Tender Date may not be withdrawn, unless required by law. As set forth in the Offering Memorandum and Consent Solicitation Statement, for each $1,000 principal amount of Existing Notes tendered after the Early Tender Date and before the Expiration Date, Eligible Holders will receive $970 principal amount of New Cigna Notes and no cash consideration.

The New Cigna Notes will be fully and unconditionally guaranteed, jointly and severally, on an unsecured and unsubordinated basis, by each of Cigna Holding Company and Express Scripts Holding Company, subject to a guarantee release condition which will be set forth in the indenture governing the New Cigna Notes (the “Guarantee Release Condition”). The Guarantee Release Condition is expected to be satisfied concurrently with the issuance of the New Cigna Notes on the Early Settlement Date.

Cigna expects to enter into a registration rights agreement on the Early Settlement Date, pursuant to which Cigna will agree to use its commercially reasonable efforts to file an exchange offer registration statement with the Securities and Exchange Commission (the “SEC”) to allow holders of New Cigna Notes to exchange their New Cigna Notes for the same

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principal amount of exchange notes of the same series, which will have terms identical in all material respects to such New Cigna Notes, except that the exchange notes will not contain transfer restrictions.

The New Cigna Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) or any state or foreign securities laws. The New Cigna Notes may not be offered or sold in the United States or to any U.S. persons except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. The Exchange Offers and Consent Solicitations are only being made to persons who certify that they are (a) “Qualified Institutional Buyers”, as such term is defined in Rule 144A under the Securities Act or (b) persons that are outside the United States and that are (i) not “U.S. persons,” as such terms are defined in Rule 902 under the Securities Act and (ii) “non-U.S. qualified offerees”, as such term is defined in the Eligibility Letter (as defined below) (such persons, “Eligible Holders”). As such, documents relating to the Exchange Offers and Consent Solicitations will only be distributed to holders of Existing Notes who complete and return an eligibility letter (the “Eligibility Letter”) confirming that they are Eligible Holders of Existing Notes. In addition, if an Eligible Holder of Existing Notes is a resident of Canada, such Eligible Holder must also certify that it is an “accredited investor,” as such term is defined in the National Instrument 45-106—Prospectus Exemptions or Section 73.3(1) of the Securities Act (Ontario), as applicable, and is a “permitted client,” as such term is defined in National Instrument 31-103—Registration Requirements, Exemptions and Ongoing Registrant Obligations.

The complete terms and conditions of the Exchange Offers and Consent Solicitations are described in the Offering Memorandum and Consent Solicitation Statement, copies of which may be obtained by Eligible Holders by contacting D.F. King Co., Inc., the exchange agent and information agent in connection with the Exchange Offers and Consent Solicitations, at: (800) 499-8541 (toll free) or: (212) 269-5550 (bankers and brokers call collect) or email at cigna@dfking.com. The Eligibility Letter is available electronically at: www.dfking.com/cigna.

About Cigna

Cigna Corporation is a global health service company dedicated to improving the health, well-being and peace of mind of those we serve. Cigna delivers choice, predictability, affordability and access to quality care through integrated capabilities and connected, personalized solutions that advance whole person health. All products and services are provided exclusively by or through operating subsidiaries of Cigna Corporation, including Cigna Health and Life Insurance Company, Cigna Life Insurance Company of New York, Connecticut General Life Insurance Company, Express Scripts companies or their affiliates, and Life Insurance Company of North America. Such products and services include an integrated suite of health services, such as medical, dental, behavioral health, pharmacy, vision, supplemental benefits, and other related products including group life, accident and disability insurance.

Cigna maintains sales capability in over 30 countries and jurisdictions, and has more than 165 million customer relationships throughout the world.

Forward Looking Statements

Information included or incorporated by reference in this communication, and information which may be contained in other filings with the SEC and press releases or other public statements, contains or may contain forward-looking statements. Forward-looking statements are based on Cigna’s expectations and projections about future trends, events and uncertainties as of the date the statement is made and are not statements of historical fact. Forward-looking statements may include, among others, statements concerning future financial or operating performance, including Cigna’s ability to deliver affordable, personalized and innovative solutions for Cigna’s customers and clients; future growth, business strategy, strategic or operational initiatives; economic, regulatory or competitive environments, particularly with respect to the pace and extent of change in these areas; financing or capital deployment plans and amounts available for future deployment; Cigna’s prospects for growth in the coming years; the merger (“Merger”) with Express Scripts Holding Company; and other statements regarding Cigna’s future beliefs, expectations, plans, intentions, financial condition or performance. You may identify forward-looking statements by the use of words such as “believe,” “expect,” “plan,” “intend,” “anticipate,” “estimate,” “predict,” “potential,” “may,” “should,” “will” or other words or expressions of similar meaning, although not all forward-looking statements contain such terms.

Forward-looking statements are subject to risks and uncertainties, both known and unknown, that could cause actual results to differ materially from those expressed or implied in forward-looking statements. Such risks and uncertainties include, but are not limited to:

·	Cigna’s ability to achieve its financial, strategic and operational plans or initiatives;

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·	Cigna’s ability to predict and manage medical and pharmacy costs and price effectively;

·	Cigna’s ability to adapt to changes or trends in an evolving and rapidly changing industry;

·	Cigna’s ability to effectively differentiate its products and services from those of its competitors and maintain or increase market share;

·	Cigna’s ability to develop and maintain good relationships with physicians, hospitals, other health care providers and pharmaceutical manufacturers;

·	changes in drug pricing;

·	the impact of modifications to Cigna’s operations and processes;

·	Cigna’s ability to identify potential strategic acquisitions or transactions and realize the expected benefits (including anticipated synergies) of such transactions in full or within the anticipated time frame, including with respect to the Merger, as well as its ability to integrate operations, resources and systems;

·	the substantial level of government regulation over Cigna’s business and the potential effects of new laws or regulations or changes in existing laws or regulations;

·	the outcome of litigation, regulatory audits, investigations, actions and/or guaranty fund assessments; uncertainties surrounding participation in government-sponsored programs such as Medicare;

·	the effectiveness and security of Cigna’s information technology and other business systems;

·	the impact of Cigna’s debt service obligations on the availability of funds for other business purposes;

·	unfavorable industry, economic or political conditions, including foreign currency movements;

·	acts of war, terrorism, natural disasters or pandemics; and

·	other risks and uncertainties that are described in SEC reports filed by Cigna.

You should carefully consider these and other relevant factors, including those risk factors in this communication and other risks and uncertainties that affect the business Cigna described in its filings with the SEC, when reviewing any forward-looking statement. These factors are noted for investors as permitted under the Private Securities Litigation Reform Act of 1995. Investors should understand it is impossible to predict or identify all such factors or risks. As such, you should not consider the foregoing list, or the risks identified in SEC filings, to be a complete discussion of all potential risks or uncertainties, and should not place undue reliance on forward-looking statements. Forward-looking statements speak only as of the date they are made, are not guarantees of future performance or results, and are subject to risks, uncertainties and assumptions that are difficult to predict or quantify. Cigna undertakes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as may be required by law.

No Offer or Solicitation

This communication is for informational purposes only and not intended to and does not constitute an offer to subscribe for, buy or sell, the solicitation of an offer to subscribe for, buy or sell or an invitation to subscribe for, buy or sell any securities in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

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